UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 2, 2015

ROI Acquisition Corp. II

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36068 (Commission File Number)	46-3100431 (I.R.S. Employer Identification Number)

601 Lexington Avenue, 51st Floor New York, New York (Address of principal executive offices)	10022 (Zip code)

(212) 825-0400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01(a) Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 2, 2015, ROI Acquisition Corp. II (the “Company”) received a letter from the staff of the Listings Qualifications Department of The Nasdaq Stock Market LLC (the “Nasdaq Staff”) stating that the Nasdaq Staff has determined to initiate procedures to delist the Company’s securities from The Nasdaq Stock Market because the Company did not hold an annual meeting of stockholders by December 31, 2014 or solicit proxies and provide proxy statements to Nasdaq in accordance with Listing Rules 5620(a) and 5620(b). The Company has requested a hearing to appeal the Nasdaq Staff’s determination, which has stayed the suspension of the Company’s securities pending the decision by the Nasdaq Hearings Panel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 8, 2015

ROI ACQUISITION CORP. II

By:	/s/ Joseph A. De Perio
Joseph A. De Perio
Vice Chairman of the Board and President

[Signature Page to Current Report on Form 8-K]